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                                                                 Exhibit 10.18.2


                     FOURTH AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------
                                  AND WAIVER
                                  ----------


        THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER is made and dated as of February 26, 1996, (this "Fourth Amendment") among Community Psychiatric Centers, a Nevada corporation ("CPC"), Transitional Hospitals Corporation, a Delaware corporation ("THC"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank") and amends that certain Credit Agreement dated as of May 6, 1994, as amended by a First Amendment to Credit Agreement dated as of December 14, 1994, a Second Amendment to Credit Agreement dated as of February 28, 1995, and Third Amendment to Credit Agreement dated as of June 7, 1995 (as so amended or modified from time to time, the "Agreement").


                                    RECITALS
                                    --------

        The Company has requested, and the Bank has agreed, on the terms and conditions set forth herein, to amend the Agreement to extend the Termination Date and waive certain Events of Defaults.

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

        1. Terms. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

        2. Amendment to Agreement.

           2.1 The parties hereto agree that the definition of "Termination Date" in Section 1.01 of the Agreement is amended by deleting "February 28, 1996" and inserting "February 28, 1997" in lieu thereof.

        3. Waivers. The Bank hereby agrees to waive compliance for the reporting period ending November 30, 1995 only with (a) the Net Funded Debt to EBITDA Ratio set forth in Section 7.14 of this Agreement, (b) the EBITDA to Consolidated Net Interest Expense Ratio set forth in Section 7.15 of the Agreement, and (c) the Tangible New Worth Covenant set forth in Section 7.16 of the Credit Agreement.

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        4. Representations and Warranties.  The Company represents and warrants to Bank that, on and as of the date hereof, and after giving effect to this Fourth Amendment:

           4.1 Authorization. The execution, delivery and performance of this Fourth Amendment have been duly authorized by all necessary corporate action by the Company and this Fourth Amendment has been duly executed and delivered by the Company.

           4.2 Binding Obligation. This Fourth Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

           4.3 No Legal Obstacle to Credit Agreement. The execution, delivery and performance of this Fourth Amendment will not (a) contravene the terms of the Company's certificate of incorporation, by-laws or other organization document; (b) conflict with or result in any breach or contravention of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, or (c) result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Fourth Amendment, or the transactions contemplated hereby.

           4.4 Incorporation of Certain Representations. The representations and warranties of the Company set forth in Section 5 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

           4.5 Default. Except as waived herein no Default or Event of Default under the Agreement has occurred and is continuing.

        5. Conditions, Effectiveness. The effectiveness of this Fourth Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Bank in form and substance satisfactory to the Bank:

           5.1 Corporate Resolution. A copy of a resolution or resolutions passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the effective date of this Fourth Amendment, authorizing the amendments herein provided for and the execution, delivery and performance of this Fourth Amendment.

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           5.2 Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this Fourth Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Fourth Amendment and any instrument or agreement required hereunder on behalf of the Company.

           5.3 Other Evidence. Such other evidence with respect to the Company or any other person as the Bank may reasonably request in connection with this Fourth Amendment and the compliance with the conditions set forth herein.

        6. Miscellaneous.

           6.1 Effectiveness of the Agreement and the Loan Documents. Except as hereby expressly amended, the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

           6.2 Waivers. This Fourth Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Agreement, the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Bank thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Bank to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

           6.3 Counterparts. This Fourth Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Fourth Amendment shall not become effective until the Company and the Bank shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Bank.

           6.4 Jurisdiction. This Fourth Amendment shall be governed by and construed under the laws of the State of
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California.

        IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered as of the date first written above.

                                        COMMUNITY PSYCHIATRIC CENTERS

                                        By:    /s/  Richard Conte
                                            ----------------------------
                                        Name:       RICHARD CONTE
                                              --------------------------
                                        Title:    CHAIRMAN AND CEO
                                               -------------------------


                                        TRANSITIONAL HOSPITALS CORPORATION

                                        By:    /s/  Wendy Simpson
                                            ----------------------------
                                        Name:       WENDY SIMPSON
                                              --------------------------
                                        Title:  CHIEF FINANCIAL OFFICER
                                               -------------------------

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION

                                        By:    /s/  Wyatt Ritchie
                                            ----------------------------
                                                    Wyatt Ritchie
                                                    Vice President

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